UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/27/2007

International Securities Exchange Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32435

Delaware	20-5219710
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

60 Broad Street, New York, NY 10004
(Address of principal executive offices, including zip code)

212-943-2400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On July 27, 2007, the International Securities Exchange Holdings, Inc. (ISE) announced that stockholders at a special meeting held on July 27, 2007, voted to approve the Agreement and Plan of Merger in which Eurex Frankfurt AG, will acquire ISE. A copy of the related press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

99.1 Press Release dated July 27, 2007, announcing that stockholders at a special meeting held on July 27, 2007, voted to approve the Agreement and Plan of Merger in which Eurex Frankfurt AG will acquire ISE.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Securities Exchange Holdings, Inc.

Date: July 27, 2007	By:	/s/ Michael J. Simon
Michael J. Simon
Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1
Press Release dated July 27, 2007, announcing that stockholders at a special meeting held on July 27, 2007, voted to approve the Agreement and Plan of Merger in which Eurex Frankfurt AG will acquire ISE.